UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 27, 2004

TROY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24413	33-0807798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2331 South Pullman Street Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

(949) 250-3280
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On September 27, 2004, TROY Group, Inc. issued a press release reporting financial results for the third quarter and first nine months of fiscal year 2004 which ended August 31, 2004 (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.	Description

99.1	Press Release dated September 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2004

TROY GROUP, INC.

	By:	/s/ Patrick J. Dirk
Patrick J. Dirk, Chairman

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 27, 2004.